Exhibit 10.2

               EXCHANGE NATIONAL BANCSHARES, INC.
                   INCENTIVE STOCK OPTION PLAN


          EXCHANGE NATIONAL BANCSHARES, INC., a corporation organized and existing under the laws of the State of Missouri (together with its successors, the "Company"), hereby establishes the Exchange National Bancshares, Inc. Incentive Stock Option Plan (the "Plan"), to be approved by the holders of a majority of the issued and outstanding shares of common stock of the Company ("ENB Common Stock"), an incentive stock option plan for key employees of the Company and its subsidiaries as follows:

          1.   PURPOSE OF PLAN.

          The purpose of the Plan is to encourage the key employees of the Company and its subsidiaries to participate in the ownership of the Company, and to provide additional incentive for such employees to promote the success of its business through sharing in the future growth of such business.

          2.   EFFECTIVENESS OF PLAN.

          The provisions of the Plan are effective from and after February 29, 2000, the date of its adoption by the Board of Directors of the Company (the "Board of Directors").

          3.   ADMINISTRATION.

          The Plan shall be administered by a stock option committee (the "Committee"), which shall be composed of all members of the Board of Directors who are not employed by the Company or any of its subsidiaries. The Committee shall have full power and authority to construe, interpret and administer the Plan, and may from time to time adopt such rules and regulations for carrying out the provisions of the Plan as it may deem proper and in the best interests of the Company. Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive authority (i) to select key employees to whom options shall be granted, (ii) to determine the number of shares subject to each option, (iii) to determine the time or times when options are granted, (iv) to determine the option purchase price of the shares of ENB Common Stock subject to each option, (v) to determine the time when each option may be exercised, (vi) to fix such other provisions of each incentive stock option agreement as the Committee may deem necessary or desirable, consistent with the terms of the Plan, and (vii) to determine all other questions relating to the administration of the Plan. The interpretation and construction of the Plan by the Committee shall be final, conclusive and binding upon all persons.

          4.   ELIGIBILITY.

          Options to purchase shares of ENB Common Stock shall be granted under the Plan only to key employees of the Company or of any of its subsidiary corporations, as the term "subsidiary corporations" is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). Key employees to whom options may be granted under the Plan will be those employees selected by the Committee from time to time who, in the sole discretion of the Committee, have made material contributions in the past, or who are expected to make material contributions in the future, to the successful performance of the Company. However, in no event shall an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its subsidiary corporations be eligible to receive an option under the Plan.

          5.   SHARES SUBJECT TO THE PLAN.

          Options granted under the Plan shall be granted solely with respect to shares of ENB Common Stock. Subject to any adjustments made pursuant to the provisions of Section 13, the aggregate number of shares of ENB Common Stock which may be issued upon exercise of options granted under the Plan shall not exceed 150,000.

          If any option granted under the Plan shall expire or be cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject to such option shall be added to the number of shares otherwise available for options which may be granted in accordance with the terms of the Plan.

          The shares to be delivered upon exercise of the options granted under the Plan shall be made available, at the discretion of the Board of Directors, from either the authorized but unissued shares of ENB Common Stock or any treasury shares of ENB
Common Stock held by the Company.

          6.   OPTION AGREEMENT.

          Each option granted under the Plan shall be evidenced by an incentive stock option agreement (the "Agreement"), which shall be signed by an officer of the Company and by the employee to whom the option is granted (the "Optionee"). The terms of such Agreement shall be in accordance with the provisions of the Plan, but the Agreement may include such other provisions as may be approved by the Committee. The granting of an option under the Plan shall be deemed to occur on the date on which the Agreement evidencing such option is executed by the Company and the Optionee. Each Agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon the execution of an Agreement, shall be bound by the terms and restrictions of the Plan and such Agreement. Unless otherwise provided in the Agreement, all options are intended to qualify as incentive stock options under Section 422 of the Code.

          7.   OPTION PRICE.

          The price at which shares of ENB Common Stock may be purchased under an option granted pursuant to the Plan shall be determined by the Committee, but in no event shall the price be less than the greater of (a) the par value thereof, or (b) 100 percent of the fair market value of such shares on the date that the option is granted. The fair market value of shares of ENB Common Stock for purposes of the Plan shall be determined by using the closing price on any national securities exchange or market on which such shares are traded on the date of the option grant (or if there were no reported trades on such date, then on the latest date within 60 days prior to the date of the option grant). In the absence of finding such a closing price, the fair market value shall be determined by the Committee, in its sole discretion, and the Committee may adopt such formulas as in its opinion shall reflect the true fair market value of ENB Common Stock from time to time, and may rely on such independent advice with respect to such fair market value as the Committee shall deem appropriate.

          8.   PERIOD AND EXERCISE OF OPTION.

          (a) Period--Subject to the provisions of Sections 10, 11 and 14 hereof with respect to the death or termination of employment of an Optionee and the Change in Control of the Company, the period during which each option granted under the Plan may be exercised shall be fixed by the Committee at the time such option is granted, provided that such period shall expire no later than ten years from the date on which the option is granted.

          (b) Exercise--Any option granted under the Plan may be exercised by the Optionee (or by a person acting under Section 11 below) only by (i) delivering to the Company written notice of the number of shares being exercised, (ii) paying in full the option price of the purchased shares, and (iii) if the shares to be purchased have not been registered under the applicable securities laws and if necessary, in the opinion of counsel for the Company to secure an exemption from such registration, furnishing to the Company such representation or agreement in writing signed by the Optionee (or person acting under Section
11) as shall be necessary in the opinion of such counsel to secure such exemption. Subject to the limitations of the Plan and the terms and conditions of the respective Agreement, each option granted under the Plan shall be exercisable in whole or in part at such time or times as the Committee may specify in such Agreement.

          (c) Payment for shares--Payment for shares of ENB Common Stock purchased pursuant to an option granted under the Plan may be made either in cash or in other shares of ENB Common Stock. If ENB Common Stock is used as payment of the option price, the value of such ENB Common Stock shall be the fair market value of such shares on the latest date prior to the exercise date. The fair market value of such shares shall be determined in the manner set forth in Section 7 of the Plan. In lieu of the actual surrender of ENB Common Stock used as payment of the option price, the Optionee may, with the consent of the Committee, affirm and attest to the Company, in a form and manner reasonably acceptable to the Committee, the Optionee's ownership of the number of shares of ENB Common Stock to be used as payment of the option price. In that event the number of shares of ENB Common Stock to be issued to the Optionee for the exercise of the option shall be reduced by the number of shares of ENB Common Stock that otherwise would be surrendered by the Optionee as payment of the option price.

          (d) Delivery of certificates--As soon as practicable after receipt by the Company of the notice and representation described in subsection (b), and payment in full of the option price for all of the shares of ENB Common Stock being purchased pursuant to an option granted under the Plan, a certificate or certificates representing such shares of stock shall be registered in the name of the Optionee and shall be delivered to the Optionee. No certificate for fractional shares of ENB Common Stock shall be issued by the Company, but in lieu thereof the Company shall distribute at such time to the Optionee who otherwise would have been entitled to receive a fractional share an amount in cash equal to the value of such fractional share determined by multiplying the fraction either by (i) the average of the high and low bid prices of ENB Common Stock on the date on which the Company receives the notice and representation described in subsection (b), if ENB Common Stock is then listed on a national securities exchange or market or (ii) the fair market value of ENB Common Stock, determined in the manner set forth in Section 7 of the Plan, on the date on which the Company receives the notice and representation described in subsection
(b), if ENB Common Stock is not then so listed. Neither any Optionee, nor the legal representative, legatee or distributee of any Optionee, shall be deemed to be a holder of any shares of ENB Common Stock subject to an option granted under the Plan unless and until the certificate or certificates for such shares have been issued. All stock certificates issued upon the exercise of any options granted pursuant to the Plan may bear such legend as the Committee shall deem appropriate regarding restrictions upon the transfer or sale of the shares evidenced thereby.

          (e) Limitations on exercise--Except as provided in Sections 10, 11 and 14 hereof, no option granted under the Plan shall be exercised unless the Optionee is at the time of such exercise employed by the Company or one of its subsidiary corporations and shall have been so employed by the Company or one of its subsidiary corporations at all times since the date on which such option was granted.

          9.   LIMITATION ON OPTIONS GRANTED TO INDIVIDUAL
EMPLOYEES.

          The aggregate fair market value (determined at the time the options are granted) of stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under the Plan (and under any other plan or plans of such individual's employer corporation and any parent or subsidiary corporation or corporations) shall not exceed $100,000; provided, however, the foregoing $100,000 limitation shall only apply to incentive stock options and shall not limit the aggregate fair market value of stock with respect to which all other options granted under the Plan are exercisable for the first time by any individual during any calendar year, and any options in excess of the $100,000 limitation shall be non-statutory stock options subject to all other provisions of the Plan. The $100,000 limitation provided by the preceding sentence shall be applied by taking options into account in the order in which they are granted. For purposes of the Plan, "incentive stock options" shall mean options that meet the requirements of
Section 422 of the Code.

          10.  TERMINATION OF EMPLOYMENT.

          If an Optionee shall cease to be employed by the Company or any of its subsidiary corporations for any reason other than death, any option or unexercised portion thereof granted to him or her under the Plan which is otherwise exercisable shall terminate unless it is exercised within three months of the date on which such Optionee ceases to be so employed, and in any event no later than the expiration date of such option as specified in the respective Agreement. Nothing in the Plan or in any Agreement shall be construed as an obligation on the part of the Company or any of its subsidiary corporations to continue the employment of any employee.

          11.  DEATH OF OPTIONEE.

          In the event of the death of an Optionee while he or she is an employee of the Company or any of its subsidiary corporations (or within three months of the date on which such Optionee ceases to be so employed) any option or unexercised portion thereof granted to him or her under the Plan which is otherwise exercisable may be exercised by the person or persons to whom such Optionee's rights under the option pass by operation of the Optionee's will or the laws of descent and distribution, at any time within a period of twelve months following the death of the Optionee (but in no event later than the expiration date of the option as specified in the respective Agreement).

          12.  NONTRANSFERABILITY OF OPTIONS.

          No option granted under the Plan shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of the Optionee may be exercised only by the Optionee.

          13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

          In the event of any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares, after the effective date of the Plan the number of shares of ENB Common Stock subject to the Plan shall be correspondingly adjusted. In the event of any such change after the granting of an option hereunder, the number of shares subject to such option shall be correspondingly adjusted and the option price for which shares of ENB Common Stock may be purchased pursuant to an option granted under the Plan shall also be adjusted so that there will be no change in the aggregate purchase price payable upon the exercise of any option.

          14.  CHANGE IN CONTROL OF THE COMPANY.

          In the event of any Change in Control of the Company, as hereinafter defined, each option granted under the Plan shall become immediately exercisable to the extent of all of the aggregate number of shares subject to the option. In that event, the Company shall notify each Optionee as soon as practicable of the Optionee's rights to exercise the option. The Committee or its successor may, in its discretion, include such further provisions and limitations in any agreement documenting such options as it may deem equitable and in the best interests of the Company.

          For purposes of the Plan a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as in effect on the date hereof (the "Exchange Act")), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes, after the date hereof, the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the total voting power of the Company's then-outstanding securities ("Interested Shareholder"); (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities (which term means any securities which vote generally in the election of directors) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50 percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          15.  AMENDMENT AND TERMINATION OF PLAN.

          No option shall be granted pursuant to the Plan after February 28, 2010, on which date the Plan will expire except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired. The Board of Directors may at any time before such date amend, modify or terminate the Plan; provided, however, that the Board of Directors may not, without further approval by the holders of a majority of the issued and outstanding shares of ENB Common Stock voting in person or by proxy at a duly constituted meeting of the shareholders of the Company, (i) increase the maximum number of shares of ENB Common Stock as to which options may be granted pursuant to the Plan, (ii) change the class of employees eligible to be granted options pursuant to the Plan, (iii) extend the period under the Plan during which options may be granted or exercised, or (iv) change the provisions of Section 7 hereof with respect to the determination of the option price, other than to change the manner of determining the fair market value of shares of ENB Common Stock to conform with any then applicable provisions of the Code or the regulations issued thereunder. No amendment, modification or termination of the Plan may adversely affect the rights of any Optionee under any then outstanding option granted hereunder without the consent of such Optionee.

          16.  GOVERNING LAW.

          The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Missouri.

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